EXHIBIT 10.15
                                                                   -------------

                           SOFTWARE PURCHASE AGREEMENT

          AGREEMENT (the "Agreement") is entered into as of this day 5th day of May, 2005 by and between 62NDS Solutions Ltd., a corporation organized under the laws of New Zealand, with a principal address of 121 Great South Road, Manurewa, Auckland (the "Seller"), TouchStone Software Corporation, a Delaware corporation having its principal place of business at 1538 Turnpike Street, North Andover, Massachusetts 01845 (the `Buyer"), and the undersigned shareholders of Seller (collectively, the "Shareholders").

          WHEREAS, Seller desires to sell certain driver update subscription software products and the intellectual property content embodied therein (the "Software"), in accordance with the terms and conditions of this Agreement; and

          WHEREAS, Buyer desires to purchase title to the Software, in accordance with the terms and conditions hereof.

          NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties agree as follows:


                                    ARTICLE I
                           SALE AND PURCHASE OF ASSETS

          1.1 Transfer of Assets. Subject to the terms and provisions hereof, Buyer shall purchase and acquire from Seller, and Seller shall sell, transfer and convey to Buyer, all title and rights and obligations of Seller in the Software, including, without limitation, the following (collectively, the "Software"):

          (a) all documentation (including internal documentation, documentation made available to customers and training materials), sales activity reports (to be delivered to Buyer after the Closing Date) flow-charts, source code notes, software in source and object code, and descriptive, operating, test or other types of documentation and memorialized know-how, trade secrets and inventions, specific to the Software, and all revisions, release levels and versions of the foregoing, used on or with the Software (hereinafter collectively referred to as the "Software Documentation");

          (b) all patents and patent applications of Seller only to the extent that it covers the Software and revisions, and are not applicable to any other products of the Seller; all trademarks covering the Software or any portion thereof, including patents, patent applications and trademarks, the foregoing being more specifically described in the Schedule of Proprietary Rights attached hereto as Exhibit A and made a part hereof (collectively, the "Proprietary Rights");

          (c) For those patents and patent applications of Seller covering related products of Seller, Seller shall grant to Buyer a fully paid, royalty free, worldwide, irrevocable, perpetual nonexclusive license under any Necessary Claims (as hereinafter defined) of any issued patent belonging to Seller, or patent application pending as of the Closing Date belonging to Seller, that is required for Buyer to fully exercise its rights and enjoyment of the Software, in the form it

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exists, both operationally and functionally as of the Closing Date. "Necessary
Claims" shall mean those claims of all issued patents and patent applications, other than design patents and design registrations, throughout the world, in existence prior to the Closing Date, which are required by Buyer in exercising its rights and enjoyment of the assignment of title to the Software as delivered after Closing; and

          (d) All revenues and royalties related to the Software, from whatever source, generated after the Closing Date (the "Revenues").

          1.2 Encumbrances. The sale and transfer of the Software, shall, at the time of Closing (as hereinafter defined), be free and clear of all obligations, security interests, liens, and encumbrances whatsoever.

          1.3 Purchase Price. The purchase price shall be as follows:

          (a) Upon the terms and subject to the conditions of this Agreement, Seller agrees to sell, convey, assign and transfer, and Buyer agrees to purchase, the Software, for the aggregate of (i) Three Hundred Fifteen Thousand (US$315,000.00) Dollars (the "Cash Consideration") and Five Hundred Thousand (500,000) shares of the Buyer's unregistered common stock (the "Shares", and with the Cash Consideration, the "Purchase Price").

          (b) The Cash Consideration shall be paid by the Buyer as follows: (i) Commencing on the date of the Closing, and continuing thereafter for a period of one (1) year following the Buyer's receipt of the Software (the "Delivery Date"), the Buyer shall pay to the Seller Ninety Thousand ($90,000.00) Dollars, to be paid as follows: (a) at the Closing, the Buyer shall pay to the Seller Twenty Two Thousand Five Hundred ($22,500.00) Dollars, (b) on the Delivery Date, the Buyer shall pay to the Seller Twenty Two Thousand Five Hundred ($72,500.00) Dollars, (c) on the sixth (6'h) month anniversary of the Delivery Date, Buyer shall pay to the Seller Forty Five Thousand ($45,000) Dollars, and (d) on the one (1) year anniversary of the Delivery Date, the Buyer shall pay to the Seller Thirty Seven Thousand Five Hundred ($37,500) Dollars, and (ii) thereafter, the Buyer shall pay to the Seller, in five (5) equal installments of Thirty Seven Thousand Five Hundred ($37,500.00) Dollars every six (6) months, commencing six
(6) months after the first anniversary of the Delivery Date. For purposes of this Agreement, each date in which payment is made by the Buyer shall be referred to as a "Payment Date". (See Schedule A)

          (c) At the Closing, Buyer shall issue to Seller, Five Hundred Thousand (500,000.00) Shares of Buyer's unregistered common stock, such Shares to be held and maintained in escrow with a mutually acceptable escrow agent. Subject to the terms and condition of this Agreement and a Registration Rights Agreement, the Shares shall be released from escrow on each Payment Date, in equal installments of Fifty Thousand (50,000.00) Shares (each an "Escrow Fund Release Date") with the final release six (6) months after final payment date. In connection with the issuance of receipt of the Shares, Seller shall be required to execute and deliver to Buyer, Buyer's standard form Lockup Agreement (the "Lockup Agreement"), well shall provide, among things, that Seller may not sell or transfer any of the Shares so received by Seller for a period of six (6) months after receipt of thereof, and then thereafter subject to certain transfer restrictions imposed on the Seller and the Shares by applicable securities law and the Securities Exchange Commission.

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          1.4 Closing. The completion of the contemplated transactions (the
"Closing") shall take place on______________________________, 2005, or such later date as may be mutually agreed upon by the parties (the "Closing Date") at a time and location to be mutually agreed upon by the parties.

          1.5 No Assumed Liabilities. Notwithstanding any other provision in this Agreement, Buyer shall not assume, or be deemed to have assumed or guaranteed, or otherwise be responsible for any liability, obligation or claims of any nature relating to or arising out of Seller's ownership, use or exploitation of the Software, whether matured or unmatured, liquidated or unliquidated, fixed or contingent, known or unknown, or whether arising out of acts or occurrences of Seller or any other third party prior to, at or subsequent to the Closing (the "Excluded Liabilities").

          1.6 Access and Information. Seller shall give to Buyer and Buyer's agents, upon reasonable notice, during normal business hours, from the Closing Date to a period six (6) months from the Closing Date, access to those books and records directly relating to the Software and shall use all reasonable efforts to furnish Buyer, during such period, with information concerning the Software as Buyer may reasonably request, for no additional consideration.

          1.7 Conduct of Business. Seller warrants and represents to Buyer that, pending completion of the Closing, unless otherwise agreed in writing by Buyer:
(a) Seller shall not sell, license, contract, commit or otherwise encumber the Software. (b) Seller shall use all reasonable efforts to preserve the Software and the intellectual property rights embodied therein, in good order.

                                    ARTICLE H
            REPRESENTATIONS AND WARRANTIES OF SELLER AND SHAREHOLDERS

          Seller and Shareholders represent and warrant to Buyer as follows:

          2.1 Corporate Existence and Authority. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

          2.2 Authorization: Binding Effect. The execution and delivery by Seller of this Agreement and the agreements contemplated thereby, and the performance by Seller of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of Seller. This Agreement and the agreements known to Seller contemplated hereby have been (or prior to the Closing wi11 be) duly and validly executed and delivered by Seller and, upon the execution and delivery thereof by the Buyer, wi11 constitute the legal, valid and binding obligations of Seller enforceable against it in accordance with its terms.

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

          2.3 Absence of Conflicts. Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Seller do not, and the performance of this Agreement by Seller will not, (i) conflict with or violate the Certificate of Incorporation or By-laws or other similar documents, of Seller, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Seller or by which Seller or any of its properties is bound or affected; or (iii) breach any agreement relating to the Software to which Seller is a party.

          2.4 Non-Infringement. The Software does not infringe any patents, copyrights, trade secrets, trademarks or other proprietary rights of any third parties and, no intellectual property rights or licenses are required from third parties to exercise any rights with respect to the Software.

          2.5 Proprietary Rights. The Proprietary Rights are in full force and effect and there are no liens, claims, proceedings or causes of action which in any way effect the validity or enforceability of such Proprietary Rights. No rights or licenses, express or implied, have been granted to any third parties under the Proprietary Rights.

          2.6 Litigation. As of the Closing Date there is no suit or action, or legal, administrative, arbitration or other proceeding or governmental investigation affecting the Software pending, or to the best of the knowledge and belief of Seller, threatened against Seller which could adversely effect the Software, or against the Seller that would affect or threaten the validity of this transaction, or the Seller's right and ability to consummate this transaction.

          2.7 Good Title. Seller has and shall transfer to Buyer at Closing, good and marketable title to the Software. Seller represents that the Software is free and clear of any and all security interests, encumbrances or liens.

          2.8 Representations and Warranties. No representation or warranty by Seller in this Agreement or any documents provided hereunder contains or wi11 contain any untrue statement or omission or will omit to state any material fact necessary to make the statements contained herein or therein not misleading. All representations and warranties made by Seller in this Agreement and any documents provided hereunder shall be tale and correct, as qualified in such statements, as of the date of Closing with the same force and effect as if they had been made on such date.

          2.9 Software Documentation, The Software Documentation represents a complete set of user guides and reference material necessary to maintain and support the Software. There are no known errors, malfunctions and/or defects in the Software; and there is no known unauthorized use of the Software or any portion thereof by any third party.

          2.10 Rights of Seller in Software. The Software was created solely by employees, or agents of Seller who are/were under an obligation to assign all right, title and interest therein to Seller.

                                        4
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          2.11 Liabilities. Seller represents that, as of the Closing Date, it is not aware of any liabilities of any nature relating to the Software.

          2.12 Software. The Seller has not received any written notice or claim challenging the Seller's ownership or use of any of the Software or asserting that any other Person has any material claim of ownership with respect thereto; the Seller has not assigned, licensed, transferred or encumbered to or for the benefit of any person or entity any of its rights in or to the Software or any component thereof; the Seller has treated the source code of the Software, and the data associated therewith, as confidential and proprietary business information, and has taken all reasonable steps to protect the same as trade secrets of the Seller.


                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

           Buyer represents and warrants to Seller as follows:

           3.1 Corporate Existence and Authority. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to execute and deliver this Agreement and the agreements contemplated hereby, to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

          3.2 Authorization; Binding Effect. The execution and delivery by Buyer of this Agreement and the agreements contemplated thereby, and the performance by Buyer of its obligations hereunder and thereunder, have been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement and the agreements contemplated hereby have been (or prior to the Closing will be) duly and validly executed and delivered by Buyer and, upon the execution and delivery thereof by Seller, will constitute the legal, valid and binding obligations of Buyer enforceable against it in accordance with its terms.

          3.3 Absence of Conflicts. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer does not, and the performance of this Agreement by Buyer will not, (i) conflict with or violate the Certificate of Incorporation or By-laws of Buyer, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Buyer or by which Buyer or any of its properties is bound or affected.

          3.4 Representations and Warranties. No representation or warranty by Buyer in this Agreement or any documents provided hereunder contains or will contain any untrue statement or omission or will omit to state any material fact necessary to make the statements contained herein or therein not misleading. All representations and warranties made by Buyer in this Agreement and any documents provided hereunder shall be true and correct as of the date of Closing with the same force and effect as if they had been made as of such date.

          3.5 Litigation. There are no pending, or to the best knowledge and belief of Buyer, threatened actions or proceedings before any court or administrative agency or other authority

                                        5
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which might or will materially or adversely affect Buyer's ability or right to perform all of Buyer's obligations hereunder.

                                   ARTICLE IV
                              CONDITIONS PRECEDENT

          4.1 Conditions Precedent to Seller's Obligations. The obligations of Seller to complete the Closing hereunder are, at Seller's option, subject to the following conditions:

          (a) all representations and warranties by Buyer contained in this Agreement shall be true in all material respects as of and at the Closing.

          (b} Buyer shall have performed and complied with all agreements, terms and conditions required by this Agreement to be performed and complied with by Buyer on or before the Closing, including the payment of that portion of the Purchase Price due at the Closing.

          4.2 Conditions Precedent to Buyer's Obligations. The obligations of Buyer to complete the Closing under this Agreement are, at Buyer's option to waive any of the forgoing, subject to fulfillment by Seller, or otherwise, of each of the following conditions:

          (a) all representations and warranties of Seller and Shareholders, as specified and qualified in this Agreement shall be true in all respects as of and at the Closing with the same effect as if said representations and warranties had been made on and as of the Closing.

          (b) Seller and Shareholders shall have performed and complied with the terms and conditions required by this Agreement and to be performed and complied with by Seller or Shareholders on or before the Closing.

          (c) Seller shall have delivered to Buyer such other instruments and documents as Buyer shall reasonably request that are necessary for the purpose of further perfecting the title of Buyer in the Software.

          (d) All such written waivers and consents as may be required or reasonably requested by Buyer in connection with the sale and assignment of the Software to Buyer in accordance with the terms of this Agreement.

                                    ARTICLE V
                               CLOSING OBLIGATIONS

          5.1 Seller's Obligations at Closing. At the Closing, Seller shall execute and deliver to Buyer:

          (a) a bill of sale, assignment, and such other instruments and documents of conveyance and transfer to Buyer in all of the Software.

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

          (b) use all reasonable efforts to secure all appropriate original instruments of consent or waiver executed by third parties with respect to all Contract Rights being transferred to Buyer hereunder in order to more fully effect the transfer of the Contract Rights. (c) possession of the originals of all Software Documentation and all copies thereof. (d) The Lockup Agreement.

          5.2 Seller's Further Assurances. From time-to-time, at Buyer's request, whether at or after the Closing and without further consideration, Seller shall execute and deliver to Buyer such instruments as may reasonably be required to carry out the intent and purpose of this Agreement, and deliver to Buyer such other data, papers and information as may be requested by Buyer to assist Buyer in the use of the Software.

          5.3 Buyer's Obligations at Closing. At Closing, or any mutually agreed upon time after Closing, Buyer shall (i) execute and deliver to Seller that portion of the Purchase Price due at Closing, and (ii) deliver the Shares to the Escrow Agent.

                                   ARTICLE VI
                                 INDEMNIFICATION

          6.1 Agreement To Indemnify. Hold Harmless and Defend

          1.   General Indemnity Obligations.

          (a) Seller shall indemnify and hold Buyer, its affiliates, and their respective officers, agents, servants, employees, subsidiaries, successors and permitted assigns, or any of them, harmless from any and all loss, damage, liability or expense, resulting from:

          (i) any breach of any written representation, warranty or covenant by Seller under this Agreement;

          (ii) damage to all property and injuries, including death, to all persons (natural or juridical), arising from any occurrence caused by an act or omission of Seller;

          (iii) any taxes, arising out of the fees to be paid to Seller; and

          (iv) any claims arising from Seller's failure to comply with applicable laws in New Zealand.

          (b) Seller shall at its sole expense defend any claims, actions, suits and proceedings, whether in law or equity, brought against Buyer and its affiliates, and each of their respective officers, agents, servants, employees, consultants, directors, subsidiaries, successors and assigns, or any of them, in connection with Seller's obligations under this contract, and shall pay all expenses, including attorneys fees, and satisfy all judgments that may be incurred by or rendered against them, or any of them, in connection therewith, provided Seller is given prompt notice of any such claim, action, suit or proceeding, except that a failure to notify Seller shall not relieve

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

Seller of its obligations under this Contract except to the extent it can demonstrate damages attributable to such failure. Buyer shall provide, at Seller's written request and sole expense, such assistance and information as may be reasonably provided by Buyer. Buyer may, in its discretion, participate IN the defense of any claims or actions brought under this clause.

          2. Intellectual Property Indemnification.

          (a) Seller shall, at Seller's sole expense, defend Buyer, its affiliates, and each of their respective officers, agents, servants, employees, consultants, directors, subsidiaries, successors and assigns, or any of them, from and against all claims, actions, suits and proceedings, whether in law or equity, alleging that the use, lease, sale or other disposition of any software infringes any intellectual property right of any third party, worldwide and shall indemnify and hold harmless Buyer, its affiliates, and each of their respective officers, agents, servants, employees, consultants, directors, subsidiaries, successors and permitted assigns, or any of them, and shall pay all costs and damages, including attorney's fees and royalties, associated with the defense and all settlements or awards, provided Seller is given full authority to resist and defend same, and, at Seller's written request and sole expense, such assistance and information as may be reasonably provided by Buyer.

          (b} If an injunction or other order is obtained against the manufacture, preparation, use, lease, sale or other disposition of the Software, Seller agrees, in addition to indemnifying Buyer and to the other rights Buyer may have under the Agreement, at Seller's sole expense, to use its best efforts promptly either to procure rights so that such Software and the use, lease, sale or other disposition thereof is no longer infringing or to modify or replace such Software, subject to Buyer's technical approval, so that it is no longer subject to such order. In the event that neither of the foregoing alternatives is suitably accomplished, Seller shall be liable to Buyer, its affiliates and their successors and permitted assigns, or any of them, for all additional costs and damages resulting from such order.


                                   ARTICLE VII
                                  MISCELLANEOUS

          7.1 Brokerage. Each party hereto represents and warrants to the other that no broker or finder is entitled to any commission, or similar fee, in connection with the making or carrying out of this Agreement.

          7.2 Effectiveness. This Agreement supersedes any and all agreements related to the Software, if any, previously made between the parties relating to the subject matter hereof and there are no understandings or agreements other than those included or referenced herein.

          7.3 Notices and Communications. Any notice, payment, request, instruction, or other document to be delivered hereunder shall be deemed sufficiently given if in writing and delivered personally or mailed by certified mail, postage prepaid, if to Buyer addressed to Buyer at the address set forth above, with one copy to Michael E. Kushnir, Esq., Devine, Millimet & Branch, P.A., 300 Brickstone Square, 9' Floor, Andover, MA 01810, unless in each such case Buyer or Seller shall have notified the other in writing of a different address.

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

          7.4 Non-Waiver. No delay or failure on the part of either party in exercising any right hereunder, and no partial or single exercise thereof, will constitute a waiver of such right or of any other right hereunder.

          7.5 Headings. Headings in this Agreement are for convenience only and are not to be used for interpreting or construing any provisions hereof.

          7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one in the same instrument.

          7.7 Binding Nature. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

          7.8 Survival of Representations and Warranties. Except as otherwise expressly provided in this Agreement, the representations and warranties of Buyer and Seller shall survive the Closing indefinitely.

          7.9 Amendment: Successors and Assigns. This Agreement may be amended only by an instrument signed by the authorized representatives of the parties hereto. Neither party may assign any of its rights, obligations, or liabilities arising hereunder without the prior written consent of the other, except as otherwise provided herein, and any such assignment or attempted assignment shall be null and void.

          7.10 Non-competition. Seller and Shareholders agree, for a four (4) year period after the Closing Date, to not independently develop, directly or indirectly, or sell or offer to sell, or assist others in the development or sale of any new products which are similar in functionality and operation as the Software.

          7.11 Non-Payment. The Buyer acknowledges that in the event of non-payment of either cash or shares on any prescribed payment date that clause
7.10 is revoked.


              The remainder of this page left intentionally blank.






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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal by their authorized representatives as of the date first above written.


                                  62NDS SOLUTIONS LTD.


                                  By:  /s/ Gavin Longstaffe
                                      ------------------------------------
                                  Name: Gavin Longstaffe
                                        ----------------------------------
                                  Title: Director
                                         ---------------------------------



                                  By: /s/ Phil Young
                                      ------------------------------------
                                  Name: Phil Young
                                        ----------------------------------
                                  Title: Director
                                         ---------------------------------



                                  TOUCHSTONE SOFTWARE CORPORATION

                                  By: /s/ Pierre A. Narath
                                      ------------------------------------
                                      Pierre A. Narath, Chairman of the Board

















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                                   SCHEDULE A
                                   ----------

                                PAYMENT SCHEDULE

On Closing                                                     $22,500
On Delivery Date                                               $22,500
On Delivery Date plus 6 months                                 $45,000
On Delivery Date plus 12 months                                $37,500
Each 6 months thereafter (5)                                   $37,500




























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                            INVESTMENT REPRESENTATION
                              AND LOCKUP AGREEMENT

Touchstone Software Corp.
1538 Turnpike Street
North Andover, MA 01845

          Re: Proposed issuance of shares (the "Shares") of Touchstone Software Corp. ("TSSW") Common Stock, [$0.01] p value per share (the "Common Stock"), to 62NDS Solutions Ltd. ("62NDS") in connection with the purchase of certain software by TSSW from 62NDS (the "Transaction") pursuant to a Software Purchase Agreement, dated as of even date herewith (the "Purchase Agreement")

Gentlemen:

     62NDS (the "Investor"), in connection with the transactions contemplated by the Purchase Agreement, is being issued, and may in the future be issued, shares of Common Stock. In connection with such issuance, and as required by the Purchase Agreement, Investor hereby represents and warrants to you and agrees with you as follows:

1. The Investor has received and has had the opportunity to review certain information relating to TSSW, including, without limitation, copies of the following agreements and exhibits related to the Agreement and the following statements and reports filed by TSSW with the Securities and Exchange Commission (the "Commission"):

     (a) Form of Purchase Agreement, including the exhibits and schedules attached thereto;

     (b) TSSW's Annual Report on Form 10-K for the fiscal year ended filed with the Commission on______________________________, 200_; and

     (c) TSSW's Quarterly Report on Form 10-Q for the quarter ended_______________ 200_, filed with the Commission on____________,
          200_.


2.   Accredited Investor or Not a "U.S. Person").

     [NOTE: IF INVESTOR IS AN "ACCREDITED INVESTOR", COMPLETE SUBSECTION (A) BELOW. IF INVESTOR IS NOT A U.S. PERSON, COMPLETE SUBSECTION (B) BELOW).1

     (a) Investor is an "accredited investor" as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), as at the time of the sale of the Securities Investor falls within the following category (PLEASE INITIAL ONE OR MORE):'



_______________________
1    As used in this Accredited Investor Certification, the term "net worth"
means the excess of total assets over total liabilities. In computing net worth for the purpose of (5) above, the principal residence of the purchaser must be valued at cost, including cost of improvements, or at

          (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the 1934 Act; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 30I(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

          (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

          (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Warrants, with total assets in excess of $5,000,000;

          (4) a director or executive officer of TSSW;

          (5) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Securities exceeds $1,000,000;

          (6) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_______________________
recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, a purchaser should add to purchaser's adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

          (7) a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated personas described in Rule 50(b)(2)(ii) of Regulation D; and

          (8) an entity in which all of the equity owners are accredited investors (as defined above).

     (b) By initialing this subsection (b), Investor hereby represents and warrants to TSSW that Investor is not a U.S. person and as follows:

     1. The undersigned is not a U.S. person ("U.S. person") as that term is defined in Rule 902 (k) of Regulation S of the United States Securities Act of 1933, as amended (the "Securities Act") (a copy of which definition is attached hereto as Exhibit A) and the Securities have not been offered to the undersigned in the United States and at the time of the offer the undersigned was physically outside of the United States.

     2. The undersigned is purchasing the Securities for its own account for investment purposes only and not with a view to the distribution thereof nor on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any U.S. person. Notwithstanding the foregoing, the undersigned may resell the Securities in accordance with Paragraphs 5 and 6 below.

     3. The undersigned understands that the Securities have not been and wi11 not be registered under the Securities Act or any United States state securities laws and the Securities are being offered and sold pursuant to Regulation S under the Securities Act based in part on the truth and accuracy of the representations of the undersigned set forth herein.

     4. The undersigned has (a) been furnished with all information which it deems necessary to evaluate the merits and risks of the purchase of the Securities; (2) had the opportunity to ask questions concerning the Securities and TSSW and all questions posed have been answered to its satisfaction; (3) been given the opportunity to obtain any additional information it deems necessary to verify the accuracy of any information obtained concerning the Securities and TSSW; and (4) such knowledge and experience in financial and business matters that it is able to evaluate the merits and risks of purchasing the Securities and to make an informed investment decision relating thereto.

     5. The undersigned agrees that prior to the expiration of a period commencing on the date of the issuance of the Securities and ending on one (1) year from the issuance of the Securities (the "Distribution Period"), the undersigned shall not offer, sell, assign, transfer, pledge, encumber or otherwise dispose of the Securities to U.S. persons or for the account or benefit of U.S. persons and it will not resell the Securities except (1) outside the United States in an offshore transaction in compliance with Regulation S under the Securities Act; (2) pursuant to an exemption from registration under the Securities Act; or (3) pursuant to an effective and current registration statement under the Securities Act.

     6. The undersigned agrees that during the Distribution Period, if the undersigned resells any of the Securities the undersigned will send a confirmation or other notice to the purchaser of the Securities stating that the purchaser is subject to the requirements set forth in Paragraph 5 above.

          (c) In order to meet the conditions for exemption from the registration requirements under the securities laws of certain jurisdictions, purchasers who are residents of such jurisdictions may be required to meet additional suitability requirements.

3. Engagement of Purchaser Representative. If the Investor has engaged a purchaser representative, the Investor has checked the following box and indicated the name of such purchaser representative.

     [ ]  ________________________________________________

     The Investor has also attached all disclosure materials provided by such purchaser representative to the Investor describing any material relationship between the purchaser representative or its affiliates and TSSW or its affiliates that then exists, that is mutually understood to be contemplated, or that has existed at any time during the previous two years, and any compensation received or to be received as a result of such relationship.

4. Opportunity to Investigate. The Investor has had an opportunity for a reasonable period of time to ask questions of and receive answers from TSSW concerning TSSW, the Shares and the terms and conditions of the transactions contemplated by the Purchase Agreement, and the Investor has had an opportunity to obtain any additional information the Investor considered necessary to verify the accuracy of the information furnished in the documents listed in Section I above.

5. Investment Purpose. All Shares issued in connection with the Transaction that are distributed to the Investor will be so acquired by Investor for his own account and not on behalf of any other person. The Investor will be so acquiring the Shares for investment and not for distribution or with the intent to divide his participation with others or of selling, assigning, transferring or otherwise disposing of the Shares. It is understood that the Investor may make bona fide gifts or distributions (including, if the Investor is (i) a partnership, to its partners or (ii) a limited liability company, to its members) without consideration, or transfers by operation of law, so long as any donee or transferee agrees not to sell, transfer or otherwise dispose of the Shares except as provided herein and executes and delivers to TSSW a copy of this Agreement.

6.   The Investor understands that:

     (a) No Registration. The Shares have not been registered by TSSW under the Securities Act or any applicable state securities laws (the "State Acts"), and, therefore, the Shares cannot be sold or otherwise transferred unless either they are registered under the Securities Act and any applicable State Acts or an exemption from such registration is available. TSSW has not made any representations to me that it will register the Shares under the Securities Act or the State Acts.

     (b) Required Legends. The certificates evidencing the shares will include the legend set forth below, which the investor has read and understands:

          "THE SECURITIES REPRESENTED BY THI5 CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

          THESE SECURITIES ARE ALSO SUBJECT TO AN INVESTMENT REPRESENTATION
          AND LOCKUP AGREEMENT WITH TSSW WHICH RESTRICTS THE TRANSFER THEREOF, A COPY OF WHICH CAN BE OBTAINED FROM TSSW AT ITS EXECUTIVE OFFICES."

     (c) Transfer Restrictions. Subject to the provisions of Section 9 herein, by accepting the certificates bearing the aforesaid legend, the Investor agrees, prior to any transfer of the Shares represented by the Certificates, to give written notice to TSSW expressing his wish to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, TSSW shall present copies thereof to its counsel and the following provisions shall apply:

               (i) if, in the opinion of TSSW's counsel, the proposed transfer of such Shares may be effected without registration of such Shares under the Securities Act and the State Acts, TSSW shall promptly thereafter (but in any event within 5 business days of its receipt of the Investor's request) notify the Investor, whereupon the Investor shall entitled to transfer such Shares, all in accordance with the terms of the notice delivered by the Investor to TSSW and upon such further terms and conditions as reasonably shall be required by TSSW to ensure compliance with the Securities Act and the State Acts, and TSSW will deliver, upon surrender of the certificate evidencing such Shares, in exchange therefor, a new certificate not bearing a legend of the character set forth above if such counsel reasonably believes that such legend is no longer required under the Securities Act and the State Acts; and

               (ii) if, in the opinion of TSSW's counsel, the proposed transfer of such Shares may not be effected without registration of such Shares under the Securities Act or the State Acts, a copy of such opinion shall be promptly (but in any event within 5 business days of its receipt of the Investor's request) delivered to the Investor, and such proposed transfer shall not be made unless such registration is then in effect or otherwise subsequently is permitted under the Securities Act and the State Acts.

     (d) Stop Transfer Orders. TSSW may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent TSSW reasonably determines that the Investor is in violation or attempting to violate the Securities Act and the State Acts.

7. Experience and Suitability. The Investor has knowledge and experience in financial and business matters, knows of the high degree of risk associated with investments generally, is capable of evaluating the merits and risks of an investment in the Shares and is able to bear the economic risk of an investment in the Shares in the amount contemplated. The Investor has adequate means of providing for his current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Shares. THE INVESTOR CAN AFFORD A COMPLETE LOSS OF HIS INVESTMENT IN THE SHARES.

8. Substantial Degree of Risk. The Investor understands that an investment in the Shares involves a substantial degree or risk. No representation has been made regarding the future performance of TSSW or the future market value of the Shares.

9. Lock-Up Agreement. In order to induce TSSW to enter into the Purchase Agreement, the Investor hereby agrees that he wi11 not, except with the prior written approval of TSSW, (A) engage in a Disposition (as defined below) of any of the Shares (as such term is defined in the Purchase Agreement) in connection with the Transaction or engage in any other transaction which reduces the risks of ownership of any such Shares, for a period commencing on the date hereof and continuing thereafter for a period of one (1) year (the "Lockup Period"). A "DISPOSITION" shall mean to directly or indirectly offer to sell, contract to sell or otherwise sell or dispose of any of the Shares or enter into any other transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) of any right, title or interest in any of the Shares including, without limitation, by filing (or participating in the filing of) a registration statement with the Commission in respect of, or establishing or increasing a put equivalent position within the meaning of
     Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder. The Investor agrees and consents to the entry of stop transfer instructions with TSSW's transfer agent against the transfer of the Shares held by the Investor except in compliance with the foregoing restrictions. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph shall not be effective from and as of the acquisition of all or substantially all of the outstanding capital stock or assets of TSSW by any other person, whether by merger, operation of law, stock purchase, asset purchase or any other business combination with respect to TSSW. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph shall not be affected in any manner by the effectiveness of any registration statement under the Securities Act covering all or any part of the Shares as to which this paragraph is then applicable.

10. Indemnification. The Investor recognizes that the issuance of Shares wi11 be based to a material extent upon his representations, warranties and agreements set forth in this Agreement, and the Investor agrees on demand to indemnify and hold harmless TSSW from and against any and all loss, damage, liability or expense, including costs and reasonable attorneys' fees, to which TSSW may be put or which TSSW may incur by reason of, or in connection with, any misrepresentation of any material fact the Investor has made in this Agreement, any breach by the Investor of any agreement contained in this Agreement, or arising out of the Investor's sale or distribution of any Shares in violation of the Securities Act, the State Acts or this Agreement. All representations, warranties and covenants and the indemnification contained in this Agreement shall survive this Agreement and the Investor's admission as a stockholder of TSSW.

11. Miscellaneous.

     (a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

               if to the undersigned, to the address set forth on the signature page hereto.

               If to TSSW, to the address set forth at the top of this Agreement.

          All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the any such mailing is made.

     (b) Entire Agreement. This Agreement, together with the Purchase Agreement and all of the agreements incorporated by reference therein, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

     (c) Further Assurances. Within ten (10) days after receipt of a written request from TSSW, Investor agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which TSSW is subject.

     (d) Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

     (e) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

     (f) Assignment. This Agreement may not be transferred or assigned without the prior written consent of TSSW and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

     (g) Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the pages hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

     (h) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

     (i) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in flail force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

     (j) Interpretation. The parties hereto acknowledge and agree that: (i) each party and its counsel have reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, the use of any gender shall include all persons.

     (k) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

     (1) Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

     (m) No Waiver of Rights. Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

     (n) Counterparts. This Agreement may be executed in one or more counterparts, and by different parties hereto on separate counterparts, each of which shall be deemed an original, but al1 of which together shall constitute one and the same instrument.

12. UNDER PENALTIES OF PERJURY, THE UNDERSIGNED CERTIFIES THAT:

     (a) IT HAS CONSIDERED AND FULLY UNDERSTANDS ALL OF THE RISKS INVOLVED IN MAKING AN INVESTMENT 1N THE SECURITIES OF TSSW.

     (b) THE REPRESENTATIONS AND RESPONSES PROVIDED HEREIN BY INVESTOR ARE TRUE AND CORRECT, AND INVESTOR ACKNOWLEDGES THAT TSSW CAN RELY ON SUCH REPRESENTATIONS AND RESPONSES IN CONNECTION WITH THE ISSUANCE OF THE SHARES TO THE UNDERSIGNED IN CONNECTION WITH THE TRANSACTION.


     IN WITNESS WHEREOF, the undersigned have executed this Agreement on this _ day of April, 2005.

                                  62NDS Solutions, LTD.


/s/ Phil Young                    By: /s/ Gavin Longstaffe
                                      ----------------------------------
Phil Young                        Name: Gavin Longstaffe
                                        --------------------------------
Director                          Title: Director
                                         -------------------------------

5/MAY/2005                        DATE: 5/MAY/2005
                                        --------------------------------


The foregoing is hereby accepted.


                                  TOUCHSTONE SOFTWARE CORP.


                                  By: /s/ Pierre A. Narath
                                      ----------------------------------
                                  Name: Pierre A. Narath
                                        --------------------------------
                                  Title: Chairman
                                         -------------------------------

                                  DATE: 6/29/2005
                                        --------------------------------

                                    EXHIBIT A


     For your information, U.S. Person is defined under Regulation S of the 1933 Act as follows:

     1.   Any natural person resident in the United States;

     2. Any partnership or corporation organized or incorporated under the laws of the United States;

     3.   Any estate of which any executor or administrator is a U.S. person;

     4.   Any trust of which any trustee is a U.S. person;

     5.   Any agency or branch of a foreign entity located in the United States;

     6. Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

     7. Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

     8.   Any partnership or corporation if:

          (a) organized or incorporated under the laws of any foreign jurisdiction; and

          (b} formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

     The following are not deemed to be "U.S. persons" under Regulation S of the 1933 Act:

     1. Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

     2. Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

          a) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

          b)   the estate is governed by foreign law;

     3. Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

     4. An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

     5. Any agency or branch of a U.S. person located outside the United States if: (a) the agency or branch operates for valid business reasons; and

          {b) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

     6. The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

                           BILL OF SALE AND ASSIGNMENT
                           ---------------------------

          This BILL OF SALE AND ASSIGNMENT dated May 05, 2005, from 62NDS SOLUTIONS LTD., a corporation organized under the laws of New Zealand having a principal address of 121 Great South Road, Manurewa, Auckland (the "Seller"), to TOUCHSTONE SOFTWARE CORPORATION, a Delaware corporation having a principal address of 1538 Turnpike Street, North Andover, Massachusetts (the "Buyer").


                                   WITNESSETH:
                                   ----------

          WHEREAS, pursuant to a Software Purchase Agreement (the "Software Purchase Agreement"), dated as of the 5 day of May 2005, by and among the Buyer, the Seller and the shareholders of Seller (the "Shareholders"), Seller has agreed to sell, transfer, convey and assign to Buyer, and Buyer has agreed to purchase and acquire the Software of Seller, as defined in the Software Purchase Agreement;

          NOW, THEREFORE, for the consideration set forth in the Software Purchase Agreement, the receipt and sufficiency of which is hereby acknowledged:

          1. Seller hereby grants, sells, conveys, assigns, transfers, sets over and delivers to Buyer all of its rights, title and interest in and to the Software as defined in the Software Purchase Agreement, free and clear of all claims, liens, mortgages, pledges encumbrances, charges and security interests of every kind.

          TO HAVE AND TO HOLD all and singular the said Software hereby conveyed, transferred or assigned or intended so to be, unto Buyer, its successors and assigns, to and for its own use forever.

          2. Seller does hereby constitute and appoint Buyer, its successors and assigns, the true and lawful attorney or attorneys of Seller, with full power of substitution, for it and in its name, place and stead or otherwise, but on behalf of and for the benefit of Buyer, its successors and assigns with respect to the Software, to demand and receive from time to time any and all property and assets, real, personal and mixed, tangible and intangible, hereby sold, conveyed and transferred and delivered or intended so to be, and to give receipts and releases for and in respect of the same and any part thereof; and from time to time to institute and prosecute in the name of Seller or otherwise, for the benefit of Buyer, its successors and assigns, any and all proceedings at law, in equity or otherwise, which Buyer, its successors or assigns, may deem proper in order to collect, assert or enforce any claims, rights or title of any kind in and to the rights, assets and properties hereby sold, assigned, transferred and delivered, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of said rights, assets and properties, and to do any and all such acts and things in relation thereto as Buyer, its successors or assigns, shall deem advisable; Seller hereby declaring that the appointment hereby made and the powers hereby granted are coupled with an interest and are and shall be irrevocable and perpetual and shall not be terminated by any act of Seller or by operation of law, or by the occurrence of any other event or in any other manner or for any other reason.

          3. With respect to the Software, Seller warrants that it has good title free and clear of all encumbrances, liens, charges or restrictions of any kind or character, and has full power and legal right and authority to assign and transfer such title and does hereby covenant and agree to warrant and defend its legal title on the date hereof to the Software from and against all claims and demands whatsoever, at law or equity, of all persons.

          4. Seller covenants and agrees that it will execute, deliver and acknowledge (or cause to be executed, acknowledged and delivered) from time to time at the request of Buyer and without further consideration, all such instruments of conveyance, transfer, assignment and further assurance and perform or cause to be performed all such other acts as may reasonably be required in order to transfer to or further perfect in Buyer the title of Seller to the Software.

          5. Notwithstanding the foregoing, it is hereby expressly acknowledged and agreed that Seller is not selling, assigning, transferring or conveying to Buyer and that Buyer is not acquiring, any asset other than the Software, as defined in the Software Purchase Agreement.

          6. Any individual, partnership, corporation or other entity may rely without further inquiry upon the powers and rights herein granted to Buyer and upon any notarization, certification, verification, affidavit or jurat by any notary public of any state relating to the authorization, execution and delivery of this Bill of Sale and Assignment or to the authenticity of any copy, conformed or otherwise, hereof.

          7. This Bill of Sale and Assignment is executed by, and shall be binding upon, Seller and its successors and assigns, and shall inure to the benefit of Buyer and its successors and assigns.

          8. Terms used herein shall have the same meanings that such terms have when used in the Software Purchase Agreement unless the context clearly requires otherwise. In the event of any inconsistency between the provisions hereof and the provisions of the Software Purchase Agreement, the provisions of the Software Purchase Agreement shall be controlling.

          9. This Bill of Sale and Assignment shall be effective for all purposes as of the date hereof.

          10. This Bill of Sale and Assignment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

          IN WITNESS WHEREOF, Seller has caused this Bill of Sale and Assignment to be duly executed as an instrument under seal on the day and year first above set forth.



/s/ Phil Young                         /s/ Gavin Longstaffe
                                       5/5/05




                                       -2-